UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2024

KINTARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37823	99-0360497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd, Suite 150 San Diego, CA		92121
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (858) 350-4364

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KTRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Nasdaq Compliance

As previously reported, on September 20, 2023, Kintara Therapeutics, Inc. (the “Company”) received a letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market under Listing Rule 5550(b) (the “Stockholders’ Equity Requirement”). On November 6, 2023, the Company submitted to the Staff a plan to regain compliance with the Stockholders’ Equity Requirement. On December 4, 2023, the Staff provided notice to the Company that it granted an extension of up to 180 days from September 20, 2023, or through March 18, 2024, to regain compliance with the Stockholders’ Equity Requirement, conditioned upon the Company’s achievement of certain milestones included in the plan of compliance previously submitted to the Staff.

Following the filing by the Company of a Current Report on Form 8-K on February 26, 2024 (the “Prior Report”) disclosing the receipt of net cash proceeds of $8.1 million from the sale of shares of its common stock under its at-the-market (“ATM”) facility pursuant to the terms of its Sales Agreement, dated September 19, 2023, with A.G.P./Alliance Global Partners, and the statement by the Company therein that as of the filing date of the Prior Report that the Company believed that it had stockholders’ equity above the $2.5 million Stockholders’ Equity Requirement, on February 26, 2024, the Company received a letter from Nasdaq stating that the Company had regained compliance with the Stockholders’ Equity Requirement. The letter also stated that if the Company fails to evidence compliance upon filing its periodic report for the period ended March 31, 2024, it may be subject to delisting. At that time, the Staff will provide written notification to the Company, which may then appeal the Staff’s determination to a hearings panel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINTARA THERAPEUTICS, INC.

Date: February 27, 2024	By:	/s/ Robert E. Hoffman
Name: Robert E. Hoffman
Title: Chief Executive Officer